UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 30, 2025
METLIFE, INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-15787			13-4075851
(Commission File Number)			(IRS Employer Identification No.)

200 Park Avenue,	New York,	NY	10166-0188
(Address of Principal Executive Offices)			(Zip Code)
(212) 578-9500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MET	New York Stock Exchange
Floating Rate Non-Cumulative Preferred Stock, Series A, par value $0.01	MET PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.625% Non-Cumulative Preferred Stock, Series E	MET PRE	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.75% Non-Cumulative Preferred Stock, Series F	MET PRF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01 Regulation FD Disclosure.
On December 30, 2025, MetLife, Inc. issued a news release announcing the closing of the acquisition (the “Acquisition”) by MetLife Investment Management of PineBridge Investments, LLC and certain of its affiliates (collectively, “PineBridge”). A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The news release is furnished as of December 30, 2025, but not filed, pursuant to Instruction B.2 of Form 8-K.
Item 8.01 Other Events.
On December 30, 2025, MetLife, Inc. issued a fact sheet setting forth the pro forma combined total assets under management of MetLife Investment Management and PineBridge, as if the Acquisition had occurred as of September 30, 2025 (the “Pro Forma Combined Total AUM Fact Sheet”), a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
The foregoing description of the Pro Forma Combined Total AUM Fact Sheet is not complete and is qualified in its entirety by reference to the Pro Forma Combined Total AUM Fact Sheet.

Item 9.01 Financial Statements and Exhibits.

99.1	MetLife, Inc. news release dated December 30, 2025, announcing the closing of the Acquisition.

99.2	Pro Forma Combined Total AUM Fact Sheet as of September 30, 2025.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Adrienne O’Neill
	Name:	Adrienne O’Neill
	Title:	Executive Vice President and Chief Accounting Officer
Date: December 30, 2025
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